                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 28, 1999
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                                AMAZON.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                  000-22513                91-1646860
     (STATE OR OTHER         (COMMISSION FILE NO.)        (IRS EMPLOYER
       JURISDICTION                                    IDENTIFICATION NO.)
     OF INCORPORATION)


             1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101 (ADDRESS
              OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 622-2335
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

        On March 28, 1999, Amazon.com, Inc. ("Amazon.com") announced its plans to launch a person-to-person auction service.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

                99.1 Press Release dated March 28, 1999 regarding Amazon.com's announcement of its plans to launch a person-to-person auction service.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMAZON.COM, INC.
                                     (REGISTRANT)



Dated: March 29, 1999                By: /s/ Joy D. Covey
                                         --------------------------------------
                                         Joy D. Covey
                                         Chief Financial Officer and Vice
                                         President of Finance and Administration


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                                  EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------

99.1                         Press Release dated March 28, 1999 regarding
                             Amazon.com's announcement of its plans to launch a person-to-person auction service.